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                             GT GLOBAL EQUITY FUNDS

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                 SUPPLANTING SUPPLEMENT DATED JANUARY 20, 1998

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THE  FOLLOWING REVISES  AND SUPERSEDES  THE DISCUSSION  UNDER "HOW  TO INVEST --
PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" WITH RESPECT TO EACH FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) is no longer available.

WITH RESPECT TO EACH FUND, SALES CHARGE WAIVERS (VII) AND (XI) DESCRIBED UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" ARE SUPERSEDED BY THE FOLLOWING WAIVERS:

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(xi) Accounts for which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO G.T. GLOBAL GROWTH SERIES (THE "COMPANY") AND GROWTH PORTFOLIO (THE "PORTFOLIO"):

On January 30, 1998, Liechtenstein Global Trust ("LGT"), the indirect parent organization of Chancellor LGT Asset Management, Inc. (the "Manager"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the investment management agreements under the Investment Company Act of 1940 (and, therefore, a termination of such agreements), it is anticipated that the approval of the Company's and Portfolio's Boards of Trustees and the Company's shareholders of new investment management arrangements will be sought. The Manager anticipates that the new investment management arrangements will be presented for shareholder approval, and anticipates that the transaction will close, on or about May 31, 1998.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT GLOBAL AMERICA MID CAP GROWTH FUND ("AMERICA MID CAP FUND") AND GT GLOBAL EUROPE GROWTH FUND ("EUROPE GROWTH FUND"):

Brent W. Clum is the Portfolio Manager for the America Mid Cap Fund. Mr. Clum has been a Portfolio Manager for the Manager since 1997. From 1995 to 1997, Mr. Clum was a Senior Equity Research Analyst for the Manager. Prior thereto, Mr. Clum was a Vice President and Analyst at T. Rowe Price from 1990 to 1995. Mr. Clum is a Chartered Financial Analyst and a Certified Public Accountant.

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Nicholas S. Train and Nicholas J. Ford are the Portfolio Managers for the Europe
Growth Fund. Mr. Train has been Head of investment for the United Kingdom and Europe for the Manager and LGT Asset Management PLC (London) ("LGT Asset Management"), an affiliate of the Manager, since 1996. Prior thereto, Mr. Train was a Portfolio Manager for the Manager and LGT Asset Management from 1984 to 1996. Mr. Ford has been a Portfolio Manager for the Manager since February 1998, and a Portfolio Manager for LGT Asset Management since 1996. From 1994 to 1996, Mr. Ford was a Director of Equities for Lehman Brothers Global Asset Management PLC (London). Prior thereto, he was a Portfolio Manager and Head of European Equities for Hill Samuel Investment Management PLC (London) from 1990 to 1994.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Clum was an employee only of Chancellor Capital.

EQUST802M                                                          March 3, 1998